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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 22, 2008



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)







        California                   0-27122                    94-2900635
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
       of incorporation)                                  Identification Number)


          3011 Triad Drive                                             94551
             Livermore, CA                                           (Zip Code)
(Address of principal executive offices)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02 Compensatory Arrangements of Certain Officers

Amendment of Fiscal 2008 Executive and Senior Management Payment Plan
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         On January 22, 2008, the Board of Directors of Adept Technology, Inc.
("Adept" or the "Company") approved the amendment of the Executive and Senior Management Payment Plan for fiscal year 2008 (the "Payment Plan" or "Plan") to add potential cash performance bonuses for reaching revenues and adjusted (non-GAAP) operating income targets in excess of amounts for which restricted stock can be granted, to clarify the Compensation Committee's discretion regarding form of consideration, and to establish revised time frames for determination and payment of sales commission awards under the Plan.

         The Plan establishes the terms and targets of performance bonuses for Adept's executive officers and certain other management employees of the Company for the 2008 fiscal year. Under the Plan, executive performance bonuses are based on revenue and adjusted operating income of the Company during fiscal 2008, and executive sales commissions are based upon applicable sales revenue. Non-sales commission awards ultimately granted under the Plan would consist of shares of restricted stock to be granted to executive officers after completion of fiscal 2008 and issued under the Adept 2005 Equity Incentive Plan (the "2005 Plan"), to vest in equal monthly installments over a two year period, and as amended, certain potential cash amounts to be awarded to executive officers and other management employees if revenues exceeds amounts for which shares of restricted stock may be granted. The Plan amendment is not subject to the approval of Adept stockholders. The Company's Board and the Compensation Committee reserves the right to adjust or eliminate a bonus or change the form of payment at any time or to grant bonuses to executives on a discretionary basis.

         In addition to the potential restricted stock grants awarded to executive officers under the Plan, as amended, each of the executive officers and certain identified non-executive officer management employees of the Company are eligible under the amended Plan to earn an additional 16%, 24% or 32% of the employee's base salary if certain revenue and adjusted operating income targets are met which exceed the amounts for which restricted stock may potentially be earned.

         Mr. Joachim Melis, Adept's Vice President, Worldwide Sales, may receive quarterly commissions in cash under the Plan based on Adept's audited consolidated. No quarterly sales commissions have been paid to Mr. Melis, and the Plan, as amended, generally allows such awards to be made when and as determined by the Compensation Committee of the Board.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADEPT TECHNOLOGY, INC.



Date:  January 28, 2008            By: /s/ Lisa M. Cummins
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                                   Lisa M. Cummins
                                   Vice President of Finance and Chief Financial
                                   Officer